Exhibit 99.1

BENEFICIAL MUTUAL BANCORP INVESTOR PRESENTATION JUNE 18, 2014

2 SAFE HARBOR STATEMENT THIS PRESENTATION MAY CONTAIN PROJECTIONS AND OTHER “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE STATEMENTS ARE NOT HISTORICAL FACTS, RATHER STATEMENTS BASED ON THE CURRENT EXPECTATIONS OF BENEFICIAL MUTUAL BANCORP, INC. (THE “COMPANY”) REGARDING ITS BUSINESS STRATEGIES, INTENDED RESULTS AND FUTURE PERFORMANCE. FORWARD-LOOKING STATEMENTS ARE PRECEDED BY TERMS SUCH AS “EXPECTS,” “BELIEVES,” “ANTICIPATES,” “INTENDS” AND SIMILAR EXPRESSIONS. MANAGEMENT’S ABILITY TO PREDICT RESULTS OR THE EFFECT OF FUTURE PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN. FACTORS THAT COULD AFFECT ACTUAL RESULTS INCLUDE INTEREST RATE TRENDS, THE GENERAL ECONOMIC CLIMATE IN THE MARKET AREA IN WHICH THE COMPANY OPERATES, AS WELL AS NATIONWIDE, THE COMPANY’S ABILITY TO CONTROL COSTS AND EXPENSES, COMPETITIVE PRODUCTS AND PRICING, LOAN DELINQUENCY RATES, CHANGES IN FEDERAL AND STATE LEGISLATION AND REGULATION AND OTHER FACTORS THAT MAY BE DESCRIBED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q AND OTHER REQUIRED FILINGS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. THIS PRESENTATION INCLUDES INTERIM AND UNAUDITED FINANCIALS, WHICH ARE SUBJECT TO FURTHER REVIEW BY THE COMPANY’S INDEPENDENT ACCOUNTANTS.

3 PRESENTATION TOPICS OUR MARKET CURRENT FOCUS Q1 2014 FINANCIAL HIGHLIGHTS OTHER MATTERS

4 COMPANY SNAPSHOT Founded in 1853 Oldest and largest bank headquartered in Philadelphia #7 Deposit Market Share in Philadelphia/Southern New Jersey 2nd largest publicly traded mutual holding company by Assets and Market Capitalization Sources: SNL Financial LC

LARGEST INDEPENDENT PHILADELPHIA BANK ($ in thousands) Sources: SNL Financial LC Total Number of Deposits in Market Rank Bank Branches Market Share 1 191 $25,933,561 19.28% 2 149 $19,373,675 14.40% 3 170 $16,468,437 12.24% 4 142 $14,273,296 10.61% 5 90 $7,744,603 5.76% 6 67 $4,047,949 3.01% 7 59 $3,777,354 2.81% 8 66 $3,509,894 2.61% 9 0 $2,463,184 1.83% 10 51 $2,130,088 1.58% 5

6 OUR MARKET - GREATER PHILADELPHIA AREA (1) Excludes Beneficial Bank Sources: U.S. Census Bureau, SNL Financial LC Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia Metro Area 6th largest metropolitan region in the U.S. 64 colleges and universities Median household income of $61k versus national median of $52k Community banks comprise a large portion of total institutions in Philadelphia Metro area (98 of 110) Population 6.0 million Median Household Income $60,770 Projected 5-Year Household Income Growth 9% Projected 5-Year Population Change 2% Market Deposits $320.4 billion Total Branches 1,791 Total Institutions 110 Philadelphia MSA Market Deposits $41.6 billion Average Deposits per Bank $424 million Total Branches 775 Total Institutions 98 Philadelphia MSA Community Banks (1)

7 OUR MARKET – GREATER PHILADELPHIA AREA We operate in a dynamic medium between regional and super regional competitors, and local community banks Large enough to compete with the largest financial institutions There are 110 banking institutions in the Philadelphia Metro Area including Beneficial 82 of these institutions have less than 10 branch locations Only 10 of these institutions including Beneficial have more than 50 branch locations Beneficial is positioned to take advantage of marketplace consolidation Enough capital to either enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets Also targeting fee based businesses such as specialty finance, wealth management and insurance

8 PRESENTATION TOPICS OUR MARKET CURRENT FOCUS Q1 2014 FINANCIAL HIGHLIGHTS OTHER MATTERS

AREAS OF FOCUS Educate our customers to do the right thing financially Investing in and expanding lending teams to organically grow loans Improving balance sheet mix Loan and deposit pricing Focused on operating efficiency and cost structure Improve profitability Continue to reduce non-performing asset levels Reduce classified loan and REO expense Maintain strong reserves to total loans and non-performing loans Employ prudent underwriting standards for new originations Asset quality Maintain strong capital levels to allow strategic flexibility Invest into profitable businesses Share repurchases Second step conversion Acquisitions Capital Management 9

AREAS OF FOCUS (CONTINUED) Invest in and leverage IT platform to improve efficiency, control, and scalability Enhance our risk management and compliance functions to respond to changing regulations Optimizing mobile banking Enhancing online channels Operations/ Technology Continue marketing campaign and brand refresh from 2013 focusing on Beneficial as “YOUR KNOWLEDGE BANK” Highlight Beneficial’s commitment to financial education Focus on communicating our core mission to provide customers with the tools, knowledge and guidance to help them do what’s right and make wise financial decisions Brand 10

INVESTING FOR GROWTH -Hired a new head of small business lending -Investing in new small business platform -Growing small business lending team to partner with retail network to drive growth (added 5 new lenders in 2014) -Dedicated team of mortgage banking lenders (12) -Continue to build team throughout our footprint with the goal of adding 4-5 new lenders to the group by the end of 2014 -Representatives develop relationships in our footprint and support our branch network -Expanding C&I and CRE teams to organically grow loan portfolio -Recruiting/building Commercial Real Estate & C&I lending teams (goal of adding 7-10 new lenders by the end of 2014) -Targeting in-market relationship building and maximizing opportunities from existing relationships 11 Small Business Lending Residential Lending Commercial Lending

12 EDUCATE OUR CUSTOMERS The Beneficial Conversation is Changing How We Do Business in Our Branches Sell Through Education Deepen Relationships with Customers Capitalize on Cross-Selling Opportunities Higher Brand Advocacy Maximize our Customers’ Experience The Beneficial Conversation

13 RETAIL BANKING Align our products and services to our customers’ needs Mobile Banking – New BenMobile application launched in 2013 Bill Pay Remote Deposit Capture Strategically open new campus locations in growth markets to both relocate and consolidate existing branches Devon and Springfield campuses opened in the first quarter of 2013 Lawrence Park and Maple Glen campuses opened in the second quarter of 2014. Newtown campus to open in early 2015. Improve pricing and mix of deposits

14 PRESENTATION TOPICS OUR MARKET CURRENT FOCUS Q1 2014 FINANCIAL HIGHLIGHTS OTHER MATTERS

15 Q1 2014 HIGHLIGHTS Commercial loan portfolio increased $7.6 million (3% annualized growth rate) during the quarter Net interest margin was relatively stable for the quarter at 2.82% compared to 2.78% for the fourth quarter of 2013 and 2.85% for the first quarter of 2013 Non-performing loans, excluding government guaranteed student loans, decreased 7% from December 31, 2013 and 25.4% from March 31, 2013 Net charge-offs decreased by 22.2% to $3.1 million, as compared to $4.0 million for the quarter ended March 31, 2013 Non-performing assets ratio, excluding government guaranteed student loans, improved to 1.15% at March 31, 2014, compared to 1.26% at December 31, 2013 and 1.60% at March 31, 2013

16 Q1 2014 HIGHLIGHTS (CONTINUED) Maintained a strong balance sheet with an allowance for loan losses coverage ratio of 2.32%; and a reserve to non-performing loan ratio, excluding government guaranteed student loans, of 112% Repurchased 790,000 shares during the quarter, increasing total treasury shares to 5,971,711 as of March 31, 2014 Maintained strong capital levels with a tangible capital to tangible assets ratio of 10.99%

17 STATEMENT OF CONDITION ($ in thousands) 3/31/2014 12/31/2013 $ % Assets: Cash and Cash Equivalents $363,933 $355,683 $8,250 2.32% Investment Securities 1,542,332 1,580,426 (38,094) -2.41% Loans 2,327,381 2,341,807 (14,426) -0.62% Allowance for loan losses (54,061) (55,649) 1,588 2.85% Net Loans 2,273,320 2,286,158 (12,838) -0.56% Other Assets 357,891 361,146 (3,255) -0.90% Total Assets $4,537,476 $4,583,413 ($45,937) -1.00% Liabilities: Deposits: Non-interest bearing deposits $322,343 $291,109 $31,234 10.73% Interest bearing deposits 3,294,314 3,368,907 (74,593) -2.21% Total Deposits 3,616,657 3,660,016 (43,359) -1.18% Borrowed funds 250,374 250,370 4 0.00% Other liabilities 56,340 57,881 (1,541) -2.66% Total Liabilities $3,923,371 $3,968,267 ($44,896) -1.13% Stockholders' Equity: Total Stockholders' equity 614,105 615,146 (1,041) -0.17% Total Liabilities and Stockholders' Equity $4,537,476 $4,583,413 ($45,937) -1.00% 3/31/14 vs 12/31/13

CASH AND INVESTMENTS ($ in millions) 18 Cash and overnight investments combined with the investment portfolio represented 42.0% of the balance sheet as of March 31, 2014 We have excess liquidity that can be deployed for future loan growth which would improve profitability $325 $273 $384 $356 $364 $- $100 $200 $300 $400 $500 $600 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Cash and Overnight Investments Ending Balance $1,724 $1,699 $1,696 $1,619 $1,567 1.89% 1.99% 2.06% 2.16% 2.16% 1. 00% 1. 20% 1. 40% 1. 60% 1. 80% 2. 00% 2. 20% 2. 40% 2. 60% 2. 80% 3. 00% $- $500 $1,000 $1,500 $2,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Investment Portfolio Average Balance Yield

19 LOAN PORTFOLIO Total Loans = $2.3 billion ($ in millions) • Commercial Loan portfolio increased $7 million during the quarter • Focused on building our commercial lending and mortgage banking teams to position Beneficial for future growth. CRE 27% C&I 16% Residential 29% Consumer 28% 3/31/2014 12/31/2013 $ Change % Change CRE $633 $622 $11 1.77% C&I 375 379 (4) -1.06% Total Commercial $1,008 $1,001 $7 0.70% Residential 676 684 (8) -1.17% Consumer 643 657 (14) -2.13% Total Consumer $1,319 $1,341 ($22) -1.64% Total Loans $2,327 $2,342 ($15) -0.64%

20 ASSET QUALITY – NON-PERFORMING ASSETS ($ in thousands) $- $50,000 $100,000 $150,000 Non-Performing Assets declined $26.3 million or 26.6% compared to March 31, 2013 Non-Performing Assets include $20.2 million of government guaranteed student loans Excluding government guaranteed student loans, non-performing assets/total assets declined from 1.60% as of March 31, 2013, to 1.15% $140,429 $154,105 $104,182 $82,036 $72,402 2.85% 3.35% 2.08% 1.79% 1.60% 1. 00% 1. 50% 2. 00% 2. 50% 3. 00% 3. 50% 4. 00% 2010 2011 2012 2013 Q1 2014 Non-Performing Assets Non-Performing Assets % of Total Assets $112,541 $125,682 $80,169 $57,626 $52,166 2.28% 2.73% 1.60% 1.26% 1.15% 0. 00% 0. 50% 1. 00% 1. 50% 2. 00% 2. 50% 3. 00% 3. 50% 4. 00% 4. 50% 5. 00% $- $50,000 $100,000 $150,000 2010 2011 2012 2013 Q1 2014 Non-Performing Assets excluding Student Loans Non-Performing Assets (excl. Student loans) % of Total Assets

21 ASSET QUALITY – ALLL ($ in thousands) Reserve levels and coverage ratios remain strong $45,366 $54,213 $57,649 $55,649 $54,061 1.62% 2.10% 2.36% 2.38% 2.32% 1. 50% 1. 60% 1. 70% 1. 80% 1. 90% 2. 00% 2. 10% 2. 20% 2. 30% 2. 40% 2. 50% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2010 2011 2012 2013 Q1 2014 Allowance for Loan Losses Allowance % of Total Portfolio $95,847 $107,907 $68,417 $51,765 $48,127 47.33% 50.24% 84.26% 107.50% 112.33% 30. 00% 50. 00% 70. 00% 90. 00% 110. 00% 130. 00% 150. 00% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2010 2011 2012 2013 Q1 2014 Allowance for Loan Losses to Non-Performing Loans Non-Performing Loans (excl. Student Loans) % of ALLL to NPL (excl. Student Loans)

22 DEPOSIT COMPOSITION ($ in millions) Total Deposits = $3.6 billion Total Core Deposits = $2.9 billion (80%) • Core deposits (excluding municipal deposits) have increased $58 million from December 31, 2013 • Municipal deposits decreased by $97 million or 25.3% from December 31, 2013, as we continue to re-price and run-off higher cost deposits Checking 28% Municipal 8% Savings 32% MMT 12% Time 20% 3/31/2014 12/31/2013 $ Change % Change Checking $1,000 $978 $22 2.25% Savings 1,158 1,127 31 2.75% Money Market 447 442 5 1.13% Total $2,605 $2,547 $58 2.28% Municipal Deposits 286 383 (97) -25.33% Time Deposits 726 730 (4) -0.55% Total Deposits $3,617 $3,660 ($43) -1.17%

23 COST OF DEPOSITS ($ in millions) • Cost of deposits has significantly declined • Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE • Have aggressively re-priced and decreased the municipal deposit portfolio since 2011 $2,770 $2,928 $3,177 $3,303 $3,286 0.91% 0.77% 0.63% 0.50% 0.45% 0. 00% $2,500 $3,000 $3,500 2010 2011 2012 2013 Q1 2014 Total Deposits (excluding Municipal Deposits) Average Balance Rate $932 $873 $636 $476 $338 1.02% 0.78% 0.48% 0.27% 0.12% 0. 00% $- $200 $400 $600 $800 $1,000 $1,200 2010 2011 2012 2013 Q1 2014 Municipal Deposits Average Balance Rate

24 Lack of loan growth and low rate environment has caused net interest income to decrease However, improvement in asset quality has lowered our required provision for loan losses and offset the decrease in net interest income Investing in talent, brand and technology to drive growth which may result in lower profitability in the short-term, but we believe will increase future profitability and value to shareholders 2010 2011 2012 2013 Q1 2014 Interest Income 197,514 $ 180,143 $ 170,430 $ 149,376 $ 35,104 $ Interest Expense 49,896 38,046 30,973 25,640 5,574 Net Interest Income 147,618 142,097 139,457 123,736 29,530 Provision for loan loss 70,200 37,500 28,000 13,000 1,500 Non-Interest Income 27,220 25,236 27,606 25,125 5,611 Non-Interest Expense 128,390 120,710 123,125 120,688 31,234 Pre-Tax Earnings (23,752) 9,123 15,938 15,173 2,407 Tax Provision (Benefit) (14,789) (1,913) 1,759 2,595 (65) Net Income (8,963) $ 11,036 $ 14,179 $ 12,578 $ 2,472 $ Diluted EPS (0.12) $ 0.14 $ 0.18 $ 0.17 $ 0.03 $ STATEMENT OF OPERATIONS ($ in thousands)

25 • Have significantly reduced cost of deposits; however, net interest margin will be under pressure in future periods with the persistent low rate environment, and until we begin to grow our loan portfolio and deploy excess liquidity $147,618 $142,097 $139,457 $123,736 $29,530 3.32% 3.22% 3.13% 2.81% 2.82% 2. 50% 2. 70% 2. 90% 3. 10% 3. 30% 3. 50% 3. 70% 3. 90% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 2010 2011 2012 2013 Q1 2014 Net Interest Income Net Interest Margin NET INTEREST MARGIN ($ in thousands)

26 CAPITAL LEVELS REMAIN STRONG ($ in millions) 10.16% 11.30% 10.30% 10.89% 10.99% 2010 2011 2012 2013 Q1 2014 Tangible Common Equity to Tangible Assets - $165 $147 $142 $133 $132 $267 $296 $313 $323 $325 $432 $443 $455 $456 $457 15.69% 18.09% 19.23% 20.57% 20.74% 15.00% 15.25% 15.50% 15.75% 16.00% 16.25% 16.50% 16.75% 17.00% 17.25% 17.50% 17.75% 18.00% 18.25% 18.50% 18.75% 19.00% 19.25% 19.50% 19.75% 20.00% 20.25% 20.50% 20.75% 21.00% 0 100 200 300 400 500 600 2010 2011 2012 2013 Q1 2014 Tier 1 Risked Based Capital - Well Capitalized Excess Actual Ratio $243 $229 $239 $223 $218 $189 $214 $216 $233 $239 $432 $443 $455 $456 $457 8.89% 9.67% 9.53% 10.22% 10.46% 7.25% 7.50% 7.75% 8.00% 8.25% 8.50% 8.75% 9.00% 9.25% 9.50% 9.75% 10.00% 10.25% 10.50% 10.75% 11.00% 11.25% 11.50% 0 100 200 300 400 500 600 2010 2011 2012 2013 Q1 2014 Tier 1 Leverage - Well Capitalized Excess Actual Ratio $276 $244 $236 $222 $220 $191 $229 $248 $262 $265 $467 $473 $484 $484 $485 16.95% 19.35% 20.50% 21.83% 22.01% 16.00% 16.25% 16.50% 16.75% 17.00% 17.25% 17.50% 17.75% 18.00% 18.25% 18.50% 18.75% 19.00% 19.25% 19.50% 19.75% 20.00% 20.25% 20.50% 20.75% 21.00% 21.25% 21.50% 21.75% 22.00% 22.25% 22.50% 0 100 200 300 400 500 600 2010 2011 2012 2013 Q1 2014 Total Risk Based Capital Ratio - Well Capitalized Excess Actual Ratio

BENEFICIAL COMMON SHARE REPURCHASE SUMMARY # of Shares repurchased (000) 27 107 983 2,167 790 $8.16 $8.64 $9.84 $12.21 $5. 00 $6. 00 $7. 00 $8. 00 $9. 00 $10. 00 $11. 00 $12. 00 $13. 00 $14. 00 - 500 1,000 1,500 2,000 2,500 2011 2012 2013 Q1 2014 # of Shares Average Price MHC & Insider Ownership 62.1% Public Holders* 37.9% • Repurchase plan announced in September 2011; new plan approved to repurchase up to 4 million additional shares in October 2013 • 790,000 shares purchased in the first quarter • Approximately 2.5 million shares remaining to be repurchased under the Plan 3/31/2014 Closing Price Stock - $13.19 Market Capitalization - $991.3 million *25.6% Institutional 12.4% Retail

BENEFICIAL 1 YEAR STOCK PERFORMANCE 28 Beneficial’s stock has outperformed peer stock indices over the past 12 months Results based on closing prices on June 11, 2014 Source: SNL Financial LC

29 PRESENTATION TOPICS OUR MARKET CURRENT FOCUS Q1 2014 FINANCIAL HIGHLIGHTS OTHER MATTERS

30 OTHER MATTERS In 2013, Beneficial was notified by the U.S. Department of Justice (the “DOJ”) that it had initiated an investigation of the Bank under the Equal Credit Opportunity Act and the Fair Housing Act The investigation resulted from a referral by the Federal Deposit Insurance Corporation (FDIC) and focuses on the Bank’s origination of home equity and mortgage loans In late January 2014, we received correspondence from the DOJ indicating that the DOJ had completed its review and determined that the matter did not require enforcement action by the DOJ and was being referred back to the FDIC We are not able to determine whether further action will be taken at this point with respect to the ultimate resolution of this matter with the FDIC Staff Beneficial is in discussions with the FDIC Staff to clear this matter Until this matter is resolved, it is unlikely that we will be filing any regulatory applications related to strategic expansion or regarding a second step conversion

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